UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	February 14th, 2007

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
8 West Main Street, Niantic, Connecticut	06352
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 739-8030

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events.

The Registrant signed an memorandum of understanding with Shama Broadcast Contents & Services Pvt. Ltd. (“Shama”), an Indian company, for Shama  to digitally watermark major motion pictures for Ethnic Communications, Inc. (“Ethnic”).  Shama will watermark Ethnic’s films with the Registrant’s SmartMarkTM prior to Internet distribution using the Registrant’s MediaSentinelTM workstation.  The Registrant anticipates signing a formal agreement within the next 60 days.

A copy of the News Release dated February 14th, 2007 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated February 14th, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :  February 15th, 2007

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Corporate Secretary

Exhibit 99.1

USVO Investor Relations Contact: (860) 739 - 8030

USVO SIGNS MOU WITH SHAMA BROADCAST

Indian Production Company to SmartMark Feature Films for Internet Distribution

(Niantic, CT – February 14, 2007) – In a pact to thwart pirates in one of the world’s largest piracy markets, USA Video Interactive Corp. (OTCBB: USVO; TSXV: US; BSE/Frankfurt: USF) signed an memorandum of understanding with Shama Broadcast Contents & Services Pvt. Ltd. (“Shama”) , an Indian company, for Shama  to digitally watermark major motion pictures for Ethnic Communications, Inc. (“Ethnic”).  Shama will watermark Ethnic’s films with USVO’s SmartMarkTM prior to Internet distribution using USVO’s MediaSentinelTM workstation. USVO anticipates signing a formal agreement within the next 60 days.

India is one of the hottest spots in the world for video piracy. Ethnic has acquired a sizeable library of 600 Indian feature films that they will be distributing over the Internet. Pirates have sophisticated methods that enable them to download these digital, high-quality classics by paying for them once, make copies, and begin distributing the films themselves. To thwart such piracy, Ethnic has instructed its vendor, Shama, to watermark each film with USVO’s SmartMarks prior to Internet distribution. Embedding SmartMarks--invisible forensic information in every frame of video content--provides proof the courts need to protect intellectual property rights, indicting and convicting the individuals who steal the original material.

Ethnic is focused on serving video content to the 25+ million people of Indian origin (PIO’s) living outside India. Ethnic’s library of digitized feature films will be made available to subscribers through video- on- demand, pay-per-view and data streaming platforms over the Internet. Ethnic’s promoters are pioneers in Internet based content delivery having launched India’s first Internet Protocol Television (IPTV) platform through another company, India Broadcast Live, Inc. (“IBL”) to the over 25 million PIO’s and potentially the hundreds of millions of others who live in India and should soon be able to access broadband Internet.

“We spent significant dollars purchasing this vast library of motion pictures and creating a robust delivery platform for them. We must protect our property so that we and the distributors/owners can make use of this product for a long period of time,” said Munish Gupta, President of Ethnic and IBL. Gupta added that it was “very important to us that our content be SmartMarked to counter pirates who see the value of these films in the home video market. We will state on our website that our content is SmartMarked, and we’ll have the ability to trace and police the films.”

“Hollywood has been trying to prevent piracy by using Digital Rights Management (“DRM”). However, as has been written in the news over the past months, pirates have consistently shown they have the ability to hack the various DRM methods Hollywood uses,” said Edwin Molina, CEO of USVO. “It now appears Hollywood, and India’s equivalent, Bollywood, are preparing to embrace digital watermarking technology to help them securely sell their movies and television shows over the Internet. We see this agreement with Shama for SmartMarking Ethnic’s video content as a major step in that direction.”

About Shama Broadcast Contents & Services Pvt. Ltd.:

Shama Broadcast Contents & Services Pvt. Ltd., a private company, creates, produces, packages and syndicates a variety of content – pictures, flat content (print), audio and audio visuals – for distribution via the Internet, television channels, radio channels and in the print media. Based in New Delhi, India, Shama’s promoters bring 50 years of experience and connectivity in Indian media, production and post-production businesses.

About Ethnic Communications, Inc.:

Ethnic Communications, Inc., is a private USA corporation, based in Los Angeles, California. Ethnic specializes in targeting niche ethnic communities, especially the nearly 50 million people of South Asian origin living around the world. Of these, Ethnic’s primary target is the 25 million + People of Indian Origin (PIO) comprising the most upwardly mobile, affluent, educated, net savvy and high disposable income ethnic group in the world. Ethnic represents and continues to grow its base of corporations, private businesses, entities and individuals it represents in this domain. Ethnic represents USVO exclusively in the Asia-Pacific and the Middle East. Ethnic’s clients include ethnic and multinational brands in jewelry, accessories, specialty magazines, TV and radio channels, Internet websites, photographers, content aggregators and distributors, film producers and more.

About USVO:

USA Video Interactive Corp. (“USVO”) designs and markets technology for delivery of digital media. USVO developed its MediaSentinel™ and SmartMark™ digital watermarking technology to provide a robust means for producers and distributors to invisibly protect their content. USA Video Technology Corp., a wholly owned subsidiary of USVO, holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 206 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, Italy, and Japan. For more information, visit www.usvo.com.

Shama Broadcast Contents & Services Pvt. Ltd. Corporate Headquarters Office:  New Delhi , India. Telephone  (+91-11-2653-6221)

For more information contact: +91-11-2653-6221 or knguptas@hotmail.com, eyetv@vsnl.com

Ethnic Communications, Inc. Corporate Headquarters Office: Santa Monica Studios, 3025 W.  Olympic Blvd., Suite 315, Santa Monica, CA 90404, USA.  Telephone  (310) 315 – 0900. Facsimile (310) 315 – 0933. For more information contact info@ethniccommunications.com.

USA Video Interactive Corporate Headquarters Office: 8 West Main Street, Niantic, Connecticut, 06357  Telephone  (860) 739 - 8030

Facsimile (860) 739 - 8070; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF.   CUSIP 902924208. For more information contact (860) 739 – 8030 or contact@usvo.com.

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

MediaEscort, MediaSentinel and SmartMark are trademarks of USA Video Interactive Corp.

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.

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